THIRD AMENDMENT TO
CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 23, 2002, and is entered into by and among The Hillman Group, Inc. (“Borrower”), Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below (“Agent”), and the Lenders which are signatories hereto.

     WHEREAS, Agent, Lenders and Borrower are parties to a certain Credit Agreement dated as of September 28, 2001 (as such agreement has from time to time been amended, supplemented or otherwise modified, the “Credit Agreement”); and

     WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement in certain respects, principally to (i) join Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. (“Merrill”) as a Lender under the Credit Agreement, (ii) increase the Revolving Loan Commitment from $60,000,000 to $64,780,000, (iii) increase the outstanding principal amount of Term Loan A from $31,647,061 to $34,147,061, and (iii) increase the outstanding principal amount of Term Loan B from $34,500,000 to $37,220,000; and

     WHEREAS, such increase in the Revolving Loan Commitment and such increases of the outstanding principal amounts of Term Loan A and Term Loan B shall be allocated to and funded solely by, Merrill, and such increases shall not affect any other Lender’s Revolving Credit Exposure, Term Loan A Exposure or Term Loan B Exposure.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.    Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2.    Amendments.  Subject to the conditions precedent set forth in Section 4 of this Amendment, and in reliance on the representations and warranties set forth in Section 5 of this Amendment, Borrower, Agent and Lenders hereby agree to amend the Credit Agreement as follows:

     (a)    Agent, Lenders and Borrower hereby acknowledge and agree that from and following the date hereof, Merrill shall be deemed to be a Lender for all purposes under the Credit Agreement, and Merrill shall be deemed to have the same rights and obligations of each other Lender thereunder. Merrill’s Revolving Loan Commitment, Term Loan A

Exposure and Term Loan B Exposure shall be the amounts set forth opposite its name on Exhibit A hereto.

     (b)     On the Closing Date, Lenders made Term Loan A to Borrower in the aggregate principal amount of $20,000,000. On the May 1, 2002, Lenders increased the aggregate principal amount of Term Loan A to $33,500,000. As of the date of this Amendment, but prior to the effectiveness of the terms hereof, the outstanding principal balance of Term Loan A is $31,647,061. Borrower, Agent and each Lender agree that, upon the effectiveness of this Amendment, Merrill will advance $2,500,000 to Borrower, such that the outstanding principal balance of Term Loan A shall be $34,147,061. Term Loan A, as reconstituted hereby, shall be repayable as set forth in subsection 1.1(A) of the Credit Agreement.

     (c)     On the Closing Date, Lenders made Term Loan B to Borrower in the aggregate principal amount of $35,000,000. As of the date of this Amendment, but prior to the effectiveness of the terms hereof, the outstanding principal balance of Term Loan B is $34,500,000. Borrower, Agent and each Lender agree that, upon the effectiveness of this Amendment, Merrill will advance $2,720,000 to Borrower, such that the outstanding principal balance of Term Loan B shall be $37,220,000. Term Loan B, as reconstituted hereby, shall be repayable as set forth in subsection 1.1(A) of the Credit Agreement.

     (d)     The charts of Scheduled Installments for Term Loan A and Term Loan B set forth in subsection 1.1(A) of the Credit Agreement are each hereby amended and restated in their entirety, as follows:

Term Loan A

Date	Scheduled Installment

December 31, 2002	$1,415,441.18
March 31, 2003	$2,182,107.85
June 30, 2003	$2,182,107.85
September 30, 2003	$2,182,107.85
December 31, 2003	$2,182,107.85
March 31, 2004	$2,182,107.85
June 30, 2004	$2,182,107.85
September 30, 2004	$2,182,107.85
December 31, 2004	$2,182,107.85
March 31, 2005	$2,182,107.85
June 30, 2005	$2,182,107.85
September 30, 2005	$2,182,107.85
December 31, 2005	$2,182,107.85
March 31, 2006	$2,182,107.85
June 30, 2006	$2,182,107.85

Date	Scheduled Installment

September 27, 2006, or if different, the then outstanding balance of Term Loan A	$2,182,107.74

Term Loan B

Date	Scheduled Installment

December 31, 2002	$125,000.00
March 31, 2003	$134,890.91
June 30, 2003	$134,890.91
September 30, 2003	$134,890.91
December 31, 2003	$134,890.91
March 31, 2004	$134,890.91
June 30, 2004	$134,890.91
September 30, 2004	$134,890.91
December 31, 2004	$134,890.91
March 31, 2005	$134,890.91
June 30, 2005	$134,890.91
September 30, 2005	$134,890.91
December 31, 2005	$134,890.91
March 31, 2006	$134,890.91
June 30, 2006	$134,890.91
September 30, 2006	$134,890.91
December 31, 2006	$4,383,954.55
March 31, 2007	$4,383,954.55
June 30, 2007	$4,383,954.55
September 30, 2007	$4,383,954.55
December 31, 2007	$4,383,954.55
March 31, 2008	$4,383,954.55
June 30, 2008	$4,383,954.55
September 28, 2008, or if different, the then outstanding balance of Term Loan B	$4,383,954.55

     (e)    The first sentence of subsection 1.1(B) of the Credit Agreement is hereby amended by deleting the “$60,000,000” dollar amount set forth therein and replacing it with “$64,780,000”.

     (f)     Schedule 10.1(C) of the Credit Agreement is hereby amended and restated in its entirety, as set forth on Exhibit A hereto. Upon the effectiveness of this Amendment, Merrill will advance to Agent a Revolving Loan, to be allocated by Agent among the Lenders having Revolving Loan Commitments, such that after giving effect thereto the outstanding Revolving Loans of each Lender will equal its revised Pro Rata Share thereof.

     3.   Conditions. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

     (a)   Borrower shall have executed and delivered this Amendment and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

     (b)   Borrower shall have delivered to Merrill a Term Note A executed by Borrower in favor of Merrill, in the amount set forth on Schedule 10.1(C) with respect to Merrill’s Term Loan A funded amount, as revised pursuant to this Amendment and attached as Exhibit A hereto;

     (c)     Borrower shall have delivered to Merrill a Term Note B executed by Borrower in favor of Merrill, in the amount set forth on Schedule 10.1(C) with respect to Merrill’s Term Loan B funded amount, as revised pursuant to this Amendment and attached as Exhibit A hereto;

     (d)   Borrower shall have delivered to Merrill a Revolving Note executed by Borrower in favor of Merrill, in the amount set forth on Schedule 10.1(C) with respect to Merrill’s Revolving Loan Commitment, as revised pursuant to this Amendment and attached as Exhibit A hereto;

     (e)   Agent shall have received a Consent and Reaffirmation of Guaranty executed by each of First Tier Holdings and Second Tier Holdings in form and substance satisfactory to Agent and Lenders, in their sole discretion;

     (f)   No Default or Event of Default shall have occurred and be continuing; and

     (g)   Borrower shall have paid to Agent a fee in the amount of $157,684, which fee shall be fully-earned and payable as of the date hereof, and shall be allocated among the Lenders pursuant to each Lender’s Pro Rata Share before giving effect to this Amendment.

     4.   Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders:

     (a)   that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower; and

     (b)   that each of the representations and warranties set forth in Section 5 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

     5.   Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.   References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

     7.   Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     8.   Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

THE HILLMAN GROUP, INC.

/s/ James P. Waters _____________________________ By: James P. Waters Title: Vice President-Finance

HELLER FINANCIAL, INC., as Agent, an Issuing Lender and a Lender

By: /s/ Matthew Kirst Title: Duly Authorized Signatory

ANTARES CAPITAL CORPORATION

By: /s/ Dan Glickman Title: Director

MADISON CAPITAL FUNDING LLC

By: /s/ K. Thomas Klimmeck Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Michael Liestbader Title: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joni Wagner
Title:	Assistant Vice President

FIFTH THIRD BANK

By:	/s/ K. E. Goodpaster
Title:	Vice President

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Lorne C. Davis
Title:	Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By: /s/ Lorne C. Davis Title: Authorized Signatory

INVESTORS PARTNER LIFE INSURANCE COMPANY

By: /s/ Lorne C. Davis Title: Authorized Signatory

MARINER CDO 2002, LTD.

By: /s/ David Mahon Title: Vice President

THE PROVIDENT BANK

By: /s/ Scott Kray Title: Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

By: /s/ Jeffrey L. Jelm Title: Director